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                                                                    EXHIBIT 99.1
                           MATERIAL LEGAL PROCEEDINGS


ATTORNEY GENERAL ACTIONS

STATE OF MINNESOTA, ET AL. V. PHILIP MORRIS, ET AL., Case No. C1-94-8565, District Court, County of Ramsey, 2nd Judicial District (case filed on August 18, 1994). This case was settled by Liggett and Brooke as to the State of Minnesota on March 20, 1997. On June 2, 1998, Liggett and the Company settled with BlueCross/BlueShield of Minnesota.

COMMONWEALTH OF PUERTO RICO, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-1910 (JAF), USDC, District Court of Puerto Rico (case filed on June 27,
1997). This case brought on behalf of the Commonwealth of Puerto Rico seeks compensatory and injunctive relief for damages incurred by the Commonwealth in paying for the medicaid expenses of indigent smokers.

STATE OF SOUTH CAROLINA V. BROWN & WILLIAMSON, ET AL., Case No. 97-CP-40-1686, Court of Common Pleas, Richland County (case filed on May 12, 1997). This case brought on behalf of the State of South Carolina seeks compensatory and injunctive relief for damages incurred by the state in paying for the medicaid expenses of indigent smokers. This case is presently stayed pending the outcome of congressional debate concerning national tobacco policy.

STATE OF SOUTH DAKOTA, ET AL. V. PHILIP MORRIS, ET AL., Case No. 98-65, Circuit Court of 6th Circuit, Hughes County (case filed on February 23, 1998). This case brought on behalf of the State of South Dakota seeks compensatory and injunctive relief for damages incurred by the state in paying for the medicaid expenses of indigent smokers. This case is presently stayed pending the outcome of congressional debate concerning national tobacco policy.

STATE OF VERMONT V. PHILIP MORRIS, ET AL., Case No. 744-97CnC, Chittenden County Superior Court (case filed on May 29, 1997). This case brought on behalf of the State of Vermont seeks compensatory and injunctive relief for damages incurred by the state in paying for the medicaid expenses of indigent smokers. This case has a trial date of November 13, 1999.

CLASS ACTIONS

FLETCHER, ET AL. V. BROOKE GROUP, LTD., ET AL., Case No. CV-97-913, Circuit Court of Mobile County, Alabama (case filed on March 20, 1997). Nationwide class certified and limited fund class action settlement preliminarily approved with respect to Liggett and the Company on March 20, 1997. On July 2, 1998, the parties filed an amended class action settlement agreement. The Parties' motion for reaffirmance of preliminary approval is pending.

HANSEN, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. LR-C-96-881, USDC, Eastern District of Arkansas (case filed on April 4, 1997). This "addiction-as-injury" putative class action is brought on behalf of plaintiff and all similarly situated addicted smokers resident in Arkansas. Plaintiffs filed a motion for class certification on September 15, 1997, which motion remains pending.

BROWN, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 711400, Superior Court of San Diego, California (case filed on October 1, 1997). This personal injury class action is brought on behalf of plaintiff and all similarly situated injured smokers resident in California. No motion for class certification has been brought by plaintiff.

FINELLI, ET AL. V. PHILIP MORRIS, ET AL., Case No. 96-04348, DC, Superior Court of District of Columbia. Liggett is named as a defendant in this putative class action, but has not been served.


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REED, ET AL. V. PHILIP MORRIS, ET AL., Case No. 96-05070, DC, Superior Court of
District of Columbia (case filed on June 21, 1996). This "addiction-as-injury" putative class action is brought on behalf of plaintiff and all similarly situated addicted smokers resident in the District of Columbia. On August 18, 1997, the court issued an order declining to certify the class.

BROIN, ET AL. V. PHILIP MORRIS, ET AL., Case No. 91-49738 CA 22, FL, Circuit Court Dade County (case filed on October 31, 1991). This action brought on behalf of all flight attendants that have been injured by exposure to environmental tobacco smoke was certified as a class action on December 12, 1994. This case was settled with respect to all defendants on October 10, 1997, which settlement was finally approved by the court on February 2, 1998. A notice of appeal is currently pending.

ENGLE, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 94-08273 CA 20, FL, Circuit Court, Dade County (case filed on May 5, 1994). This personal injury class action is brought on behalf of plaintiff and all similarly situated injured smokers resident in Florida. The case was certified as a class action on October 31, 1994, and trial commenced on July 6, 1998.

PETERSON, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 97-0490-02, First Circuit Court, Honolulu, Hawaii (case filed on February 6, 1997). This "addiction-as-injury" putative class action is brought on behalf of plaintiff and all similarly situated addicted smokers resident in Hawaii.

CLAY, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 97-4167-JPG, USDC, Southern District of Illinois (case filed on May 22, 1997). This "addiction-as-injury" putative class action is brought on behalf of plaintiff and all similarly situated addicted smokers resident in 34 states. No motion for class certification has been brought by plaintiff.

CLEARY, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. 98 L06427 Circuit Court of Cook County, IL (case filed on June 11, 1998). This personal injury class action is brought on behalf of plaintiff and all similarly situated smokers resident in Illinois. No motion for class certification has yet been brought by plaintiff.

NORTON, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 48-D01-9605-CP-0271, Superior Court, Madison County, Indiana (case filed on May 3, 1996). This personal injury class action is brought on behalf of plaintiff and all similarly situated injured smokers resident in Indiana. No motion for class certification has been brought by plaintiff.

BRAMMER, ET AL. V. R.J. REYNOLDS, ET AL., Case No. 4-97-CV-10461, USDC, Southern District of Iowa, (case filed on June 30, 1997). This "addiction-as-injury" putative class action is brought on behalf of plaintiff and all similarly situated addicted smokers resident in Iowa. No motion for class certification has been brought by plaintiff.

EMIG, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 97-1121-MLB, USDC, District of Kansas (case filed on April 11, 1997). This
"addiction-as-injury" putative class action is brought on behalf of plaintiff and all similarly situated addicted smokers resident in Kansas. Plaintiff's motion for class certification currently is pending.

CASTANO, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 95-30725, USDC, Eastern District of Louisiana (case filed on March 29, 1994). This case was certified as a class action by the district court on February 17, 1995. This case was settled by Liggett and Brooke on March 12, 1996. The class was decertified by the Fifth Circuit in May 1996. Plaintiffs' motion for approval of the settlement was withdrawn on September 6, 1996.



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GRANIER, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., USDC, Eastern District
of Louisiana (case filed on September 29, 1994). This case currently is stayed pursuant to a decision in CASTANO.

YOUNG, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 2:97-CV-03851, Civil District Court, Parish of Orleans, Louisiana (case filed on November 12,
1997). This personal injury class action is brought on behalf of plaintiff and all similarly situated injured smokers resident in Louisiana. No motion for class certification has been brought by plaintiff.

RICHARDSON, ET AL. V. PHILIP MORRIS, ET AL., Case No. 96145050/CL212596, Circuit Court, Baltimore City, Maryland (case filed on May 29, 1996). This "addiction-as-injury" putative class action is brought on behalf of plaintiff and all similarly situated addicted smokers resident in Maryland. This class action was certified by the court on January 28, 1998, which certification decision presently is on appeal. Trial is set for September 15, 1999.

GEIGER, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Index No. 10657/97, Supreme Court, Queens County, New York (case filed on January 12, 1997). This personal injury class action is brought on behalf of plaintiff and all similarly situated injured smokers resident in New York. The case was certified as a class action on May 1, 1997. The trial court is currently reconsidering class certification in light of the Appellate Division's July 16, 1998 Order.

NWANZE, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-CIV-7344, USDC, Southern District of New York (case filed on October 17, 1997). This action is brought on behalf of all prisoners nationwide that have been injured by exposure to environmental tobacco smoke. No motion for class certification has been brought by plaintiff.

CHAMBERLAIN, ET AL. V. THE AMERICAN TOBACCO COMPANY, Case No. 1:96CV2005, USDC, Northern District of Ohio (case filed on August 20, 1997). This
"addiction-as-injury" putative class action is brought on behalf of plaintiff and all similarly situated addicted smokers resident in Ohio. To date, no motion for class certification has been filed by plaintiff.

BARNES, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 96-5903, USDC, Eastern District of Pennsylvania (case filed on August 8, 1996). This "addiction-as-injury" putative class action is brought on behalf of plaintiff and all similarly situated addicted smokers resident in Pennsylvania. The district court decertified the class in this case on October 17, 1997. Plaintiffs' appeal of decertification is pending.

AKSAMIT, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 6:97-3636-21, SC, USDC, Dist. of South Carolina, Greenville Division (case filed on November 24, 1997). This "addiction-as-injury" putative class action is brought on behalf of plaintiff and all similarly situated addicted smokers resident in South Carolina. To date, no motion for class certification has been filed by plaintiff.

NEWBORN, ET AL. V. BROWN & WILLIAMSON, ET AL., Case No. 97-2938 GV, USDC, Western District of Tennessee (case filed on October 1, 1997). This personal injury class action is brought on behalf of plaintiff and all similarly situated injured smokers resident in Tennessee. No motion for class certification has been brought by plaintiff.

MASON, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 7-97CV-293-X, USDC, Northern District of Texas (case filed on December 23, 1997). This "addiction-as-injury" putative class action is brought on behalf of plaintiff and all similarly situated addicted smokers resident in Texas. No motion for class certification has been brought by plaintiff.

HERRERA, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 2:98-CV-00126, USDC, District of Utah (case filed on January 28, 1998). This personal injury class action is brought on behalf of plaintiff and all


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similarly situated injured smokers resident in Utah. No motion for class certification has been brought by plaintiff.

JACKSON ET AL. V. PHILIP MORRIS INC., Case No. 980901634PI, 3rd Judicial Court, Salt Lake City County, Utah (case filed on March 10, 1998). This personal injury class action is brought on behalf of plaintiff and all similarly situated injured smokers resident in Utah. No motion for class certification has been brought by plaintiff.

INGLE, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-C-21-S, Circuit Court of McDowell County, West Virginia (case filed on February 4, 1997). This personal injury class action is brought on behalf of plaintiff and all similarly situated injured smokers resident in West Virginia. No motion for class certification has been brought by plaintiff.

MCCUNE, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 97-C-204, Circuit Court of Kanawha County, West Virginia (case filed on January 30, 1997). This "addiction-as-injury" putative class action is brought on behalf of plaintiff and all similarly situated addicted smokers resident in West Virginia. No motion for class certification has been brought by plaintiff.

WALKER, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 2:97-0102, USDC, Southern District of West Virginia (case filed on February 12, 1997). Nationwide class certified and limited fund class action settlement preliminarily approved with respect to Liggett and Brooke Group on May 15, 1997. Class decertified and preliminary approval of settlement withdrawn by order of district court on August 5, 1997, which order currently is on appeal to the Fourth Circuit.

INSOLIA, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-CV-230-J, Rock County Circuit Court, Wisconsin (case filed on April 4, 1997). This personal injury class action is brought on behalf of plaintiff and all similarly situated injured smokers resident in Wisconsin. No motion for class certification has been brought by plaintiff.

PARSONS, ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 98-C-388, Circuit Court, Kanawha County, West Virginia (case filed on February 27, 1998). This personal injury class action is brought on behalf of plaintiff and all similarly situated injured smokers resident in West Virginia. No motion for class certification has been brought by plaintiff.

BAKER, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 97-703444-NP, Wayne County Circuit Court, Michigan (case filed on February 4, 1997). This "addiction-as-injury" putative class action is brought on behalf of plaintiff and all similarly situated addicted smokers resident in Michigan. No motion for class certification has been brought by plaintiff.

TAYLOR, TERRY, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 97-715975, Wayne County Circuit Court, Michigan (case filed on July 28, 1997). This personal injury class action is brought on behalf of plaintiff and all similarly situated injured smokers resident in Michigan. No motion for class certification has been brought by plaintiff.

WHITE, HENRY LEE, ET AL. V. PHILIP MORRIS, ET AL., Case No. 5:97-CV-91BRS, Chancery Court of Jefferson County, Mississippi (case filed on April 24, 1997). This personal injury class action is brought on behalf of plaintiff and all similarly situated injured smokers resident in Mississippi. No motion for class certification has been brought by plaintiff.

BADILLO, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No.
CV-N-97-573-HMD (RAM), USDC, District of Nevada (case filed on November 4,
1997). This action is brought on behalf of all Nevada casino workers that have been injured by exposure to environmental tobacco smoke. No motion for class certification has been brought by plaintiff.


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DIENNO, VITO AND MARTIN N. HALLMAN, ET AL. V. LIGGETT GROUP INC., ET AL., Case
No. unknown, District Court, Clark County, Nevada (case filed on December 22,
1997). This action is brought on behalf of all Nevada casino workers that have been injured by exposure to environmental tobacco smoke. No motion for class certification has been brought by plaintiff.

SELCER, ET AL. V. R.J. REYNOLDS, ET AL., Case No. CV-S-97-00334-PMP (RLH), USDC, District of Nevada (case filed on September 3, 1997). This personal injury class action is brought on behalf of plaintiff and all similarly situated injured smokers resident in Nevada. No motion for class certification has been brought by plaintiff.

PISCITELLO, HELEN, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. 98-CIV-4613, Superior Court, Middlesex County, New Jersey (case filed on March 6, 1998). This personal injury class action is brought on behalf of plaintiff and all similarly situated injured smokers resident in New Jersey. No motion for class certification has been brought by plaintiff.

AVALLONE, ET AL V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. MID-L-4883-98, Superior Court of NJ, Middlesex County (case filed on May 5, 1998). This personal injury class action is brought on behalf of plaintiff and all similarly situated smokers resident in New Jersey. No motion for class certification has yet been brought by plaintiff.

WOODS, DELISA, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 97-CVS-7869, General Court of Justice, Superior Ct. Div., North Carolina (case filed on July 10, 1997). This personal injury class action is brought on behalf of plaintiff and all similarly situated injured smokers resident in North Carolina.

THIRD-PARTY PAYOR ACTIONS

CITY OF BIRMINGHAM, ET AL. V. THE AMERICAN TOBACCO CO., ET AL., Case No. CV97-081, Greene County, Alabama, Circuit Court (case filed on 5/28/97). City of Birmingham seeks to recover money damages resulting from payment by the City to hospitals and other medical providers on behalf of their employees for tobacco-related disease and death. The City's amended complaint was dismissed by the court on March 4, 1998, holding that, under the common law of Alabama, the City lacked standing to recover damages from alleged third-party tortfeasors for amounts paid on behalf of the plaintiffs' injured employees. The court has, however, permitted the City to amend its complaint to bring a claim under an Alabama statute which, the court held, provided a limited authority to recover such damages under certain circumstances.

COUNTY OF LOS ANGELES V. R.J.REYNOLDS, ET AL., Case No. 707651, Superior Court of San Diego (case filed on 8/5/97). County seeks to obtain declaratory and equitable relief and restitution as well as to recover money damages resulting from payment by the County for tobacco-related medical treatment for its citizens and health insurance for its employees. Trial is scheduled for February 5, 1999.

ELLIS, ON BEHALF OF THE GENERAL PUBLIC V. R.J. REYNOLDS, ET AL., Case No. 00706458, Superior Court of San Diego (case filed on 12/13/96). Plaintiffs, two individuals, seek equitable and injunctive relief for damages incurred by the State of California in paying for the expenses of indigent smokers.

COUNTY OF COOK V. PHILIP MORRIS, ET AL., Case No. 97L04550, Circuit Court, Cook County (case filed on 7/21/97). County of Cook seeks to obtain declaratory and equitable relief and restitution as well as to recover money damages resulting from payment by the County for tobacco-related medical treatment for its citizens and health insurance for its employees.

CITY OF NEW YORK, ET AL. V. THE TOBACCO INSTITUTE, ET AL., Case No. 97-CIV-0904, Supreme Court of New York, New York County (case filed on 10/17/96). City of New York seeks to obtain declaratory and equitable relief



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and restitution as well as to recover money damages resulting from payment by the City for tobacco-related medical treatment for its citizens and health insurance for its employees.

STATE OF TENNESSEE V. THE AMERICAN TOBACCO CO., ET AL., Case No. 12,263, Monroe County Chancery Court (case filed on 5/7/97). Individual seeks equitable and injunctive relief for damages incurred by the State of Tennessee in paying for the expenses of indigent smokers.

THE CROW CREEK SIOUX TRIBE V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. CV 97-09-082, Tribal Court of The Crow Creek Sioux Tribe (case filed on 9/26/97). Indian tribe seeks equitable and injunctive relief for damages incurred by the tribe in paying for the expenses of indigent smokers.

THE REPUBLIC OF MARSHALL ISLANDS V. THE AMERICAN TOBACCO CO., ET AL., Case No. 1997-261, Republic of the Marshall Islands, The High Court (case filed on 10/30/97). Republic seeks equitable and injunctive relief for damages incurred by the Republic in paying for the expenses of indigent smokers.

SCREEN ACTORS GUILD - PRODUCERS HEALTH PLAN, ET AL. V. PHILIP MORRIS, ET AL., Case No. DC181603, Superior Court of Los Angeles County (case filed on 11/20/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses. Defendants' motion to dismiss was granted on June 22, 1998.

STATIONARY ENGINEERS LOCAL 39 HEALTH & WELFARE TRUST FUND V. PHILIP MORRIS, ET AL., Case No. C-97-1519-DLJ, USDC, Northern District of California (case filed on 4/25/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

STEAMFITTERS LOCAL UNION NO. 614 HEALTH AND WELFARE FUND V. PHILIP MORRIS, ET AL., Case No. 92260-2, Circuit Court for 30th Judicial District at Memphis (case filed on 1/7/98). Union Health and Welfare Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

TEXAS CARPENTERS HEALTH BENEFIT FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 1:97C0625, USDC, Eastern District of Texas (case filed on 11/7/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

NORTHWEST LABORERS-EMPLOYERS HEALTH & SECURITY TRUST FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. C97-849-WD, WA, USDC, Western District (case filed on 6/26/97). Health and Welfare Trust Fund seeks economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

IRON WORKERS LOCAL UNION NO.17 INSURANCE FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 1:97CV 1422, USDC, Northern District of Ohio, Eastern Div. (case filed on 5/20/97). Union Insurance Trust Fund seeks economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

RHODE ISLAND LABORERS' HEALTH & WELFARE FUND V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 97-500L, USDC, District of Rhode Island (case filed on 10/24/97). Union Health and Welfare Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.


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TEAMSTERS UNION NO. 142, ET AL. V. PHILIP MORRIS, ET AL., Case No.
71C019709CP01281, USDC, Northern District of Indiana (case filed on 9/15/97). Union seeks injunctive relief and economic reimbursement to recover moneys expended by Union Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

KENTUCKY LABORERS DISTRICT COUNCIL HEALTH & WELFARE TRUST FUND V. PHILIP MORRIS, ET AL., Case No.3-97-394, USDC, Western District of Kentucky (case filed on 6/20/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Trust Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

ARK-LA-MISS LABORERS WELFARE FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-1944, USDC, Eastern District of Louisiana (case filed on 6/20/97). Welfare Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

NEW JERSEY CARPENTERS HEALTH FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-3421, USDC, District of New Jersey (case filed on 10/7/97). Health Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

LABORERS' LOCAL 17 HEALTH BENEFIT FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-CIV-4550, USDC, Southern District of New York (case filed on 7/17/97). Health Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

OPERATING ENGINEERS LOCAL 12 HEALTH AND WELFARE TRUST V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. CV-97-7620 TJH, USDC, Central District of California (case filed on 11/6/97). Health and Welfare Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses. Defendants' motion to dismiss was granted on July 9, 1998.

CONNECTICUT PIPE TRADES HEALTH FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 397CV01305CT, USDC, District of Connecticut (case filed on 7/17/97). Health Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

CENTRAL ILLINOIS LABORERS HEALTH & WELFARE TRUST FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-L516, USDC, Southern District of Illinois (case filed on 5/22/97). Laborers' Union Health Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

LABORERS' AND OPERATING ENGINEERS UTILITY AGREEMENT V. PHILIP MORRIS, ET AL., Case No. CIV97-1406 PHX, USDC, District of Arizona (case filed on 7/29/97). Union Health and Welfare Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

ARKANSAS CARPENTERS HEALTH & WELFARE FUND V. PHILIP MORRIS, ET AL., Case No. LR-C-97-0754, USDC, Eastern District of Arkansas (case filed on 9/4/97). Union's Health and Welfare Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

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WEST VIRGINIA LABORERS' PENSION TRUST FUND V. PHILIP MORRIS, ET AL., Case No.
397-0708, USDC, Southern District of West Virginia (case filed on 8/27/97). Laborers' Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

WEST VIRGINIA - OHIO VALLEY AREA I.B.E.W., ET AL. V. LIGGETT GROUP INC., ET AL., Case No. 97-C-2135, USDC, Southern District of West Virginia (case filed on 9/19/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

MASSACHUSETTS LABORERS' HEALTH & WELFARE FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. C.A. 97-2892G, Superior Court, Suffolk County (case filed on 6/2/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

B.A.C. LOCAL NO.32 INSURANCE TRUST FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-75675MI, USDC, Eastern District of Michigan (case filed on 11/18/97). Health Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

OPERATING ENGINEERS LOCAL 324 HEALTH CARE FUND, ET AL. V. PHILIP MORRIS, INC., ET AL., Case No. 598--CV-60020, Circuit Court, Wayne County (case filed on 3/9/98). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

NEW MEXICO AND WEST TEXAS MULTI-CRAFT HEALTH AND WELFARE TRUST FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. CV97 0009118NM, Second Judicial District Court, Bernalillo County (case filed on 1/29/98). Health Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

OREGON LABORERS-EMPLOYERS HEALTH & WELFARE TRUST FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-1051-HA, USDC, District of Oregon (case filed on 6/18/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

CENTRAL STATES JOINT BOARD HEALTH & WELFARE FUND V. PHILIP MORRIS, ET AL., Case No. 97L12855, USDC, Northern District of Illinois (case filed on 10/30/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

INTERNATIONAL BROTHERHOOD OF TEAMSTERS, LOCAL 734 HEALTH & WELFARE TRUST FUND V. PHILIP MORRIS, ET AL., Case No. 97L12852, USDC, Northern District of Illinois (case filed on 10/30/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

SEAFARERS WELFARE PLAN AND UNITED INDUSTRIAL WORKERS WELFARE PLAN V. PHILIP MORRIS, ET AL., Case No. MJG-97-2127MD, USDC, District of Maryland (case filed on 8/8/97). Welfare Plan seeks injunctive relief and economic reimbursement to recover moneys expended by Plan to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses. Defendants' motion to dismiss was granted on July 13, 1998.

CARPENTERS & JOINERS WELFARE FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 60,633-001, USDC, District of Minnesota (case filed on 12/31/97). Health and Welfare Trust Plan seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

UNITED FEDERATION OF TEACHERS WELFARE FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-CIV-4676, USDC, Southern District of New York (case filed on 7/17/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

UNITED FOOD AND COMMERCIAL WORKERS UNIONS, ET AL. V. PHILIP MORRIS, ET AL., Case No. CV-97-1340, Circuit Court of Tuscaloosa, Alabama (case filed on 11/13/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

DAY CARE COUNCIL-LOCAL 205 D.C. 1707 WELFARE FUND V. PHILIP MORRIS, ET AL., Case No. 97-CIV-606240, USDC, Southern District of New York (case filed on 12/4/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

EASTERN STATES HEALTH AND WELFARE FUND, ET AL. V. PHILIP MORRIS, ET AL., Case No. 97-CIV-7346, USDC, Southern District of New York (case filed on 7/28/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

IBEW LOCAL 25 HEALTH AND BENEFIT FUND V. PHILIP MORRIS, ET AL., Case No. 97-CIV-9400, USDC, Southern District of New York (case filed on 11/25/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

IBEW LOCAL 363 WELFARE FUND V. PHILIP MORRIS, ET AL., Case No. 97-CIV-9396, USDC, Southern District of New York (case filed on 11/25/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

LOCAL 1199 HOME CARE INDUSTRY BENEFIT FUND V. PHILIP MORRIS, ET AL., Case No. 97-606249, USDC, Southern District of New York (case filed on 12/4/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

LOCAL 1199 NATIONAL BENEFIT FUND FOR HEALTH & HUMAN SERVICES EMPLOYEES V. PHILIP MORRIS, ET AL., Case No. 97-606-241, USDC, Southern District of New York (case filed on 12/4/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

LOCAL 138, 138A & 138B INTERNATIONAL UNION OF OPERATING ENGINEERS WELFARE FUND
V. PHILIP MORRIS, ET AL., Case No. 97-CIV-9402, USDC, Southern District of New York (case filed on 11/25/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

LOCAL 840 INTERNATIONAL BROTHERHOOD OF TEAMSTERS HEALTH & INSURANCE FUND V. PHILIP MORRIS, ET AL., Case No. 97-CIV-9398, USDC, Southern District of New York (case filed on 11/25/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

LONG ISLAND REGIONAL COUNCIL OF CARPENTERS WELFAREOCAL 840 INTERNATIONAL BROTHERHOOD OF TEAMSTERS HEALTH & INSURANCE FUND V. PHILIP MORRIS, ET AL., Case No. 97-CIV-9397, USDC, Southern District of New York (case filed on 11/25/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

PUERTO RICAN ILGWU HEALTH & WELFARE FUND V. PHILIP MORRIS, ET AL., Case No. 97-CIV-8462, USDC, Southern District of New York (case filed on 11/25/97). Health and Welfare Trust Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants and benefactors suffering from smoking-related illnesses.

FIBREBOARD CORPORATION, ET AL. V. THE AMERICAN TOBACCO COMPANY, ET AL., Case No. 791919-8, CA, Superior Court of Alameda (case filed on 11/10/97). Asbestos company seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies.

KEENE CREDITORS TRUST V. BROWN & WILLIAMSON TOBACCO CORP., ET AL., Case no. 606479/97, Supreme Court of New York, New York County (case filed on 12/19/97). Asbestos company seeks reimbursement for damages paid to asbestos victims for medical and other relief, which damages allegedly are attributable to the tobacco companies.

CONWED CORP., ET AL. V. R.J. REYNOLDS TOBACCO CO., ET AL., Case No. Cl-98-3620, District Court, Ramsey County, Minnesota (case filed on April 9, 1998). Employer seeks injunctive relief and economic reimbursement to recover moneys expended by employer to provide medical treatment to its employees suffering from smoking-related illnesses.

NAT'L ASBESTOS WORKERS MEDICAL FUND, ET AL. V. PHILIP MORRIS INC., ET AL., CV-98-1492, USDC, Eastern District of New York (case filed on March 23, 1998). Health and Welfare Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants suffering from smoking-related illnesses.

MILWAUKEE CARPENTERS' DISTRICT COUNCIL HEALTH FUND, ET AL, V. PHILIP MORRIS INC., ET AL., 98CV002394, Circuit Court, Milwaukee County, Wisconsin (case filed on March 30, 1998). Health and Welfare Fund seeks injunctive relief and economic reimbursement to recover moneys expended by Fund to provide medical treatment to its participants suffering from smoking-related illnesses.

WILLIAMS & DRAKE CO., ET AL. V. AMERICAN TOBACCO CO., ET AL., Case No. 98-553, USDC, Western District of Pennsylvania (case filed on March 23, 1998). Employer seeks injunctive relief and economic reimbursement to recover moneys expended by employer to provide medical treatment to its employees suffering from smoking-related illnesses.

BLUE CROSS AND BLUE SHIELD OF NEW JERSEY, ET AL. V. PHILIP MORRIS INC., ET AL., CV 98-3287, USDC, Eastern District of New York (case filed April 29, 1998). Health insurer seeks injunctive relief and economic reimbursement to recover moneys expended by insurer to provide medical treatment to its members suffering from smoking-related illnesses.

ARKANSAS BLUE CROSS AND BLUE SHIELD, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. 98 C 2612, USDC, Northern District of Illinois (case filed April 29, 1998). Health insurer seeks injunctive relief and economic reimbursement to recover moneys expended by insurer to provide medical treatment to its members suffering from smoking-related illnesses.

REGENCE BLUESHIELD, ET AL. V. PHILIP MORRIS INC., ET AL., Case No. C98-0559R, USDC, Western District of Washington (case filed April 29, 1998). Health insurer seeks injunctive relief and economic reimbursement to recover moneys expended by insurer to provide medical treatment to its members suffering from smoking-related illnesses.

INDIVIDUAL ACTIONS
(The following is a list of actions by the named individual plaintiffs pending against Liggett and, except as other wise noted, other tobacco companies. The actions have been brought in state court, except as otherwise noted.)

CROZIER, AL, USDC (case filed on August 2, 1996). Case is pending.

CORDOVA, CA, San Diego County. Trial begins February 5, 1999.

STERN, CA, Monterey County (case filed on April 28, 1997). Case is pending.

ADAMS, FL, Broward County (case filed on April 10,1997). Case is pending.

ALLMAN, FL, Volusia County (case filed on June 2, 1997). Case is pending.

ALTIERI, FL, Orange County, (case filed on August 12, 1997). Case is pending.

ARMAND, FL, Volusia County (case filed on July 9, 1997). Case is pending.

ATCHESON, FL, Volusia County (case filed on July 29, 1997). Case is pending.

ATKINS, FL, Orange County (case filed on September 16, 1997). Case is pending.

BAILEY, FL, Dade County (case filed on August 18, 1997). Case is pending.

BARTLEY, FL, Broward County (case filed on June 21, 1997). Case is pending.

BLAIR, FL, Volusia County (case filed on July 29, 1997). Case is pending.

BLANK, FL, Broward County (case filed on April 10, 1997). Case is pending.

BOUCHARD, FL, Bouchard County (case filed on June 2, 1997). Case is pending.

BRONSTEIN, FL, Broward County (case filed on June 10, 1997). Case is pending.

BROWN, FL, Orange County (case filed on September 16, 1997). Case is pending.

BURNS, FL, Broward County (case filed on April 3, 1998). Case is pending.

CAMPBELL, FL, Hillsborough County (case filed on April 18, 1997). Case is pending.

CHAMBERLAIN, FL, Duval County Circuit Court (case filed on March 4, 1998). Case is pending.

CHUTZ-REYMERS, FL, USDC, Middle District (case filed on March 21, 1996). Case is pending.

CLARK, FL, Dade County (case filed on July 18, 1995). Case is pending. Liggett is the only named defendant.

DAVIS, FL, Broward County (case filed on July 21, 1997). Case is pending.

DAVISON, FL, Broward County (case filed on June 10, 1997). Case is pending.

DE LA TORRE, FL, Broward County (case filed on July 21, 1997). Case is pending.

DELL, FL, Seminole County (case filed on July 29, 1997). Case is pending.

DICK, FL, Orange County (case filed on August 21, 1997). Case is pending.

DILL, FL, Broward County (case filed on April 10, 1997). Case is pending.

DOYLE, Joseph, FL, Flagler County (case filed on September 16, 1997). Case is pending.

DOYLE, Philip, FL, Pinellas County (case filed on December 20, 1996). Case is pending.

DRISCOLL, FL, Seminole County (case filed on July 29, 1997). Case is pending.

FERGUSON, FL, Volusia County, (case filed on October 10, 1997). Case is pending.

FISCHETTI, FL, Orange County (case filed on November 17, 1997). Case is pending.

FLAKS, FL, Broward County (case filed on June 10, 1997). Case is pending.

GARRETSON, FL, Volusia County (case filed on October 22, 1996). Case is pending.

GATTO, FL, Citrus County (case filed on October 14, 1997). Case is pending.

GOLDBERG, FL, Broward County (case filed on June 10, 1997). Case is pending.

GONZALEZ, FL, Hillsborough County (case filed on January 2, 1996). Case is pending.

GRAY, FL, Dade County (case filed on October 15, 1997). Case is pending.

HABIB, FL, Volusia County (case filed on July 10, 1997). Case is pending.

HALEN, FL, Palm Beach County (case filed on June 19, 1996). Case is pending.

HARRIS, FL, Broward County (case filed on July 21, 1997). Case is pending.

HART, FL, Broward County (case filed on June 10, 1997). Case is pending.

HAYES, FL, Volusia County (case filed on June 30, 1997). Case is pending.

HENIN, FL, Dade County (case filed on December 26, 1997). Case is pending.

HENNING, FL, Broward County (case filed on July 21, 1997). Case is pending.

HIGGINBOTHAM, FL, Duval County (case filed on September 19, 1996). Case is pending.

HIRTH, FL, Dade County (case filed in 1996). Case is pending.

HITCHENS, FL, Broward County (case filed on June 10, 1997). Case is pending.

HUMPAL, FL, Volusia County (case filed on June 30, 1997). Case is pending.

JOHNSON, FL, Duval County (case filed on November 30, 1995). Case is pending.

KALOUSTIAN, FL, Hillsborough County (case filed August 28, 1995). Case is pending.

KEARNEY, FL, Hillsborough County (case filed April 18, 1997). Case is pending.

KRUEGER, FL, USDC, Middle Dist. (case filed August 30, 1996).  Case is pending.

LAPPIN, FL, Volusia (case filed June 2, 1997). Case is pending.

LASCHKE, FL, Pinellas County (case filed December 20, 1996). Case is pending.

LASS, FL, Duval County (case filed December 23, 1996). Case is pending.

LEHMAN, FL, Volusia County (case filed on June 2, 1997). Case is pending.

LEOMBRUNO, FL, Orange County (case filed on September 16, 1997). Case is pending.

LEVINE, FL, Palm Beach County (case filed on July 24, 1996). Case is pending.

LOBLEY, FL, Seminole County (case filed on July 29, 1997). Case is pending.

LUSTIG, FL, Broward County (case filed on July 21, 1997). Case is pending.

MAGLIARISI, FL, Broward County (case filed on June 11, 1997). Case is pending.

MANLEY, FL, Broward County (case filed on April 3, 1998). Case is pending.

MCMAHON, FL, Polk County (case filed on April 29, 1997). Case is pending.

MEAGHER, FL, Orange County (case filed on May 22, 1997). Case is pending.

MECKLER, FL, Duval County (case filed July 10, 1997). Case is pending.

MERKOW, FL, Pinellas County (case filed May 30, 1997). Case is pending.

MULLIN, FL, Dade County (case filed November 7, 1995). Case is pending.

MULLINS, FL, Orange County (case filed September 16, 1997). Case is pending.

O'ROURKE, FL, Volusia County (case filed June 2, 1997). Case is pending.

PEREZ, FL, USDC, Middle Dist. (case filed August 20, 1996). Case is pending.

PHILLIPS, FL, Volusia County (case filed on May 27, 1997). Case is pending.

PIPOLO, FL, Broward County (case filed on April 10, 1997). Case is pending.

POYTHRESS, FL, Volusia County (case filed on May 5, 1997). Case is pending.

RAUCH, FL, Broward County (case filed July 21, 1997). Case is pending.

RAWLS, FL, Duval County (case filed March 6, 1997). Case is pending.

REILLY, FL, Lake County (case filed October 22, 1997). Case is pending.

RIX, FL, Duval County (case filed April 29, 1996). Case is pending.

ROSS, FL, Hillsborough County (case filed on November 3, 1995). Case is pending.

SAS, FL, Pinellas County (case filed on June 2, 1997). Case is pending.

SHAW, FL, Broward County (case filed on June 10, 1997). Case is pending.

SHIRA, FL, Orange County (case filed on May 30, 1997). Case is pending.

SPOTTS, FL, Volusia County (case filed on September 16, 1997). Case is pending.

SPRAGUE, FL, Dade County (case filed July 28, 1995). Case is pending.

STAFFORD, FL, Pinellas County (case filed November 14, 1997). Case is pending.

STEWART, FL, Lake County (case filed September 16, 1997). Case is pending.

STRICKLAND, FL, Dade County (case filed January 8, 1998). Case is pending.

SWANK-REICH, FL, Broward County (case filed June 10, 1997). Case is pending.

SZEWCZYK, FL, Hillsborough County (case filed December 12, 1995). Case is pending.

THOMAS, FL, Broward County (case filed June 10, 1997). Case is pending.

THOMSON, Barry, FL, Flagler County (case filed September 2, 1997). Case is pending.

THOMSON, Eileen, FL, Broward County (case filed July 21, 1997). Case is pending.

UFFNER, FL, Dade County (case filed April 29, 1996). Case is pending.

UFFNER, FL, Broward County case filed December 31, 1996). Case is pending.

VENTURA, FL, Dade County (case filed on April 3, 1998). Case is pending.

WASHINGTON, FL, Volusia County (case filed September 16, 1997). Case is pending.

WEIFFENBACH, FL, USDC, Tampa Dist.  Case is pending.

WESTMORELAND, FL, Hillsborough County. Trial is scheduled for November 25, 1999. Liggett is the only named defendant.

WISCH, FL, Broward County (case filed June 10, 1997). Case is pending.

YOUNG, FL, Duval County (case filed November 30, 1995). Case is pending.

ALBERT, GA, USDC, Middle Dist. (case filed January 24, 1997). Liggett has not yet been served.

BROWN-JONES, GA, Richmond County (case filed January 13, 1998). Case is pending.

DALEY, IL, USDC, Northern Dist. (case filed on August 13, 1997). Case is pending.

BADON, LA, USDC, Western Dist. (case filed on December 29, 1997). Case is pending.

BIRD, LA, Jefferson Parish (case filed April 10, 1997). Case is pending.

BRAKEL, LA, USDC, Eastern Dist. (case filed August 30, 1996).  Case is pending.

HEBERT, LA, Calcasieu Parish (case filed May 8, 1996). Case is pending.

HIGGINS, LA, Orleans Parish (case filed June 1, 1996). Case is pending.

OSER, LA, Orleans Parish (case filed May 27, 1997). Case is pending.

PICARD, LA, USDC, Eastern Dist. (case filed March 24, 1995).  Case is pending.

PITRE, LA, East Baton Rouge Parish (case filed August 7, 1992). Case is pending.

BLYTHE, MS, Jackson County (case filed August 23, 1996). Case is pending.

BUTLER, MS, Jones County (case filed on May 12, 1994). Case is pending.

EVANS, MS, Jasper County (case filed June 10, 1997). Case is pending.

MURPHY, NV, USDC (case filed January 6, 1998). Liggett has not yet been served.

RIVENBURGH, NV, USDC (case filed January 6, 1998). Liggett has not yet been served.

ULRICH, NV, USDC (case filed January 6, 1998). Liggett has not yet been served.

HAINES, NJ, USDC (case filed February 2, 1994). Case is pending.

ALTMAN, NY, Supreme Court, New York County (December 16, 1997). Case is pending.

ANDERSON, NY, Supreme Court, Kings County (case filed November 13, 1997). Case is pending.

BELLOWS, NY, Supreme Court, New York County (case filed November 26, 1997). Case is pending.

CAIAZZO, NY, Supreme Court, Richmond County (case filed October 27, 1997). Case is pending.

CAMERON, NY, Supreme Court, Nassau County (case filed July 18, 1997). Case is pending.

CARLL, NY, Supreme Court, New York County (case filed August 12, 1997). Case is pending.

CAVANAGH, NY, Supreme Court, Richmond County (case filed April 23, 1997). Case is pending.

COLLINS, NY, Supreme Court, Westchester County (case filed July 2, 1997). Case is pending.

CONDON, NY, Supreme Court, New York County (case filed February 4, 1997). Case is pending.

CRANE, NY, USDC, Southern Dist. (case filed March 6, 1997).  Case is pending.

CREECH, NY, Supreme Court, Richmond County (case filed January 14, 1997). Case is pending.

CRESSER, NY, Supreme Court, Kings County (case filed October 4, 1996). Case is pending.

DA SILVA, NY, Supreme Court, New York County (case filed January 14, 1997). Case is pending.

DOUGHERTY, NY, Supreme Court, Suffolk County (case filed April 18, 1997). Case is pending.

DZAK, NY, Supreme Court, Queens County (case filed December 2, 1996). Case is pending.

EVANS, NY, Supreme Court, Kings County (case filed August 23, 1996). Case is pending.

FALISE, NY, USDC, Eastern District (case filed November 31, 1997). Case is pending.

FINK, NY, Supreme Court, New York County (case filed April 25, 1997). Case is pending.

GOLDEN, NY, Supreme Court, New York County (case filed August 11, 1997). Case is pending.

GRECO, NY, Supreme Court, Queens County (case filed July 18, 1997). Case is pending.

GRUDER, NY, Supreme Court, New York County (case filed December 8, 1997). Case is pending.

GUILLOTEAU, NY, Supreme Court, Kings County (case filed November 26, 1997). Case is pending.

HANSEN, NY, Supreme Court, Suffolk County (case filed in April 12, 1997). Case is pending.

HELLEN, NY, Supreme Court, Kings County (case filed August 23, 1996). Case is pending.

INZERILLA, NY, Supreme Court, Queens County (case filed July 16, 1996). Case is pending.

JAUST, NY, Supreme Court, New York County (case filed October 14, 1997). Case is pending.

JULIANO, NY, Supreme Court, Richmond County (case filed August 12, 1996). Case is pending.

KEENAN, NY, Supreme Court, New York County (case filed October 6, 1997) Case is pending.

KESTENBAUM, NY, Supreme Court, New York County (case filed June 4, 1997). Case is pending.

KNUTSEN, NY, Supreme Court, Kings County (case filed April 25, 1997). Case is pending.

KOTLYAR, NY, Supreme Court, Queens County (case filed November 26, 1997). Case is pending.

KRISTICH, NY, Supreme Court, Suffolk County (case filed October 12, 1997). Case is pending.

LABROILA, NY, Supreme Court, Suffolk County (case filed July 20, 1997). Case is pending.

LEHMAN, NY, Supreme Court, New York County (case filed August 11, 1997). Case is pending.

LEIBSTEIN, NY, Supreme Court, Nassau County (case filed July 25, 1997). Case is pending.

LEIDERMAN, NY, Supreme Court, Kings County (case filed July 23, 1997). Case is pending.

LENNON, NY, Supreme Court, New York County (case filed November 19, 1997). Case is pending.

LEVINSON, NY, Supreme Court, Kings County (case filed 1997). Case is pending.

LIEN, NY, Supreme Court, Suffolk County (case filed 1997). Case is pending.

LITKE, NY, Supreme Court, Kings County (case filed May 1, 1997). Case is pending.

LOMBARDO, NY, Supreme Court, Nassau County (case filed 1997). Case is pending.

LONG, NY, Supreme Court, Bronx County (case filed October 22, 1997). Case is pending.

LOPARDO, NY, Supreme Court, Nassau County (case filed October 27, 1997). Case is pending.

LUCCA, NY, Supreme Court, Kings County (case filed January 27, 1997). Case is pending.

LYNCH, NY, Supreme Court, New York County (case filed October 22, 1997). Case is pending.

MAISONET, NY, Supreme Court, Kings County (case filed 1997).  Case is pending.

MARGOLIN, NY, Supreme Court, New York County (case filed November 22, 1996). Case is pending.

MARTIN, NY, Supreme Court, Queens County (case filed July 18, 1997). Case is pending.

MCGUINNESS, NY, Supreme Court, New York County (case filed July 28, 1997). Case is pending.

MCLANE, NY, Supreme Court, Richmond County (case filed 1997). Case is pending.

MEDNICK, NY, Supreme Court, Kings County (case filed September 19, 1997). Case is pending.

MISHK, NY, Supreme Court, New York County (case filed May 1, 1997). Case is pending.

NEWELL, NY, Supreme Court, New York County (case filed November 19, 1997). Case is pending.

NOCIFORO, NY, Supreme Court, Suffolk County (case filed July 12, 1996). Case is pending.

ORNSTEIN, NY, Supreme Court, New York County (case filed September 29, 1997). Case is pending.

PAW, NY, US Court of Appeals (case filed 1997). Case is pending.

PEREZ, NY, Supreme Court, Kings County (case filed August 26, 1997). Case is pending.

PERRI, NY, Supreme Court, Nassau County (case filed November 24, 1997). Case is pending.

PICCIONE, NY, Supreme Court, Kings County (case filed October 27, 1997). Case is pending.

PORTNOY, NY, Supreme Court, Suffolk County (case filed July 16, 1996). Case is pending.

REITANO, NY, Supreme Court, Kings County (case filed August 22, 1996). Case is pending.

RINALDI, NY, Supreme Court, Kings County (case filed December 11, 1996). Case is pending.

ROSE, NY, Supreme Court, New York County (case filed December 18, 1996). Case is pending.

ROSEFF, NY, Supreme Court, New York County (case filed December 10, 1997). Case is pending.

RUBINOBITZ, NY, Supreme Court, Nassau County (case filed 1997). Case is pending.

SCHULHOFF, NY, Supreme Court, Queens County (case filed November 21, 1997). Case is pending.

SCHWARTZ, IRWIN, NY, Supreme Court, Nassau County (case filed 1997). Case is pending.

SCHWARTZ, PEARL, NY, Supreme Court, Kings County (case filed December 2, 1996). Case is pending.

SENZER, NY, Supreme Court, Queens County (case filed 1997).  Case is pending.

SHAPIRO, NY, Supreme Court, New York County (case filed July 21, 1996). Case is pending.

SIEGEL, NY, Supreme Court, Kings County (case filed October 8, 1996). Case is pending.

SMITH, NY, Supreme Court, Queens County (case filed September 19, 1997). Case is pending.

SOLA, NY, Supreme Court, Bronx County (case filed on July 16, 1996). Case is pending.

SPRUNG, NY, Supreme Court, Kings County (case filed 1997).  Case is pending.

STANDISH, NY, Supreme Court, Bronx County (case filed July 28, 1997). Case is pending.

STERN, NY, USDC, Southern Dist. (case filed January 29, 1997). Case is pending.

VALENTIN, NY, Supreme Court, Queens County (case filed September 16, 1997). Case is pending.

WALGREEN, NY, Supreme Court, New York County (case filed 1997). Case is pending.

WERNER, NY, Supreme Court, Queens County (case filed December 12, 1997). Case is pending.

ZARUDSKY, NY, Supreme Court, New York County (case filed 1997). Case is pending.

ZIMMERMAN, NY, Supreme Court of NY, Queens County (case filed 1997). Case is pending.

ZUZALSKI, NY, Supreme Court of NY, Queens County (April 3, 1997). Case is pending.

TOMPKIN, OH, USDC, Northern Dist. (case filed July 25, 1994). Trial is scheduled for August 31, 1998.

HALL, PA, USDC, Middle District of Pennsylvania (case filed on February 9,
1998). Case is pending.

NICOLO, RI, USDC (case filed September 24, 1996). Case is pending.

PERRY, TN, Knox County (case filed July 20, 1995). Case is pending.

ADAMS, TX, Harris County (case filed April 30, 1996). Case is pending.

BLANCHARD, TX, Galveston County (case filed July 31, 1992). Case is dormant.

BUSH, TX, USDC, Eastern Dist. (case filed September 22, 1997). Case is pending.

COLE, TX, USDC, Eastern Dist. (case filed May 12, 1997). Case is pending.

COLUNGA, TX, Nueces County (case filed April 17, 1997). Case is pending.

DIESTE, TX, USDC, Eastern Dist. (case filed November 3, 1997) Case is pending.

GOSSETT, TX, Cameron County (case filed November 14, 1996). Liggett has not yet been served.

HALE, TX, Hidalgo County (case filed January 30, 1997). Case is pending.

HAMILTON, TX, USDC, Southern Dist. (case filed February 26, 1997). Case is pending.



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HARRIS, TX, Nueces County (case filed December 27, 1996). Case is pending.

LUNA, TX, USDC, Southern Dist. (case filed February 18, 1997). Case is pending.

MCLEAN, TX, USDC, Eastern Dist. (case filed August 30, 1996). Case is pending.

MIRELES, TX, Nueces County (case filed February 14, 1997). Case is pending.

MISELL, TX, Nueces County (case filed January 3, 1997). Case is pending.

RAMIREZ, TX, USDC, Southern Dist. (case filed December 23, 1996). Case is pending.

ROGERS, TX, Jefferson County (case filed February 28, 1995). Case is pending.

ROLAND, TX, Nueces County, third party complaint filed against Liggett on Jaunary 12, 1998. Case is pending.

SANCHEZ, TX, USDC, Southern Dist. (case filed July 22, 1997). Trial is scheduled for January 4, 1999.

THOMPSON, TX, Nueces County (case filed on December 15, 1997). Case is pending.

WEINGARTEN, VT, USDC (case filed July 19, 1997). Trial is scheduled for July 8, 1998. Liggett is the only named defendant.

BALL, WV, USDC, Southern District of West Virginia (case filed on April 28,
1998). Case is pending.

HISSOM, WV, Kanawha County (case filed September 13, 1997). Trial is scheduled for January 4, 1999.

HUFFMAN, WV, Kanawha County (case filed February 13, 1998). Liggett has not yet been served.

MORRIS, WV, Kanawha County (case filed March 3, 1998). Liggett has not yet been served.

RUSSELL, WV, USDC, Southern District of West Virginia (case filed on April 28,
1998). Case is pending.

SMITH, AL, Tuscaloosa County (case filed on July 9, 1998). Case is pending.

SPRINGER, AR, Eastern Dist. (case filed on July 19, 1998). Case is pending

DUECKER, FL, Duval County (case filed on July 5, 1998). Case is pending.

MUELLER, FL, Dade County (case filed on July 16, 1998). Case is pending.

SANDS, FL, Duval County (case filed on July 11, 1998). Case is pending.

RACCA, LA Parish of Cameron (case filed on July 16, 1998). Case is pending.

COLLIER, MS, Southern Dist. (case filed on June 5, 1998). Case is pending.

COYLE, NV, Northern Dist. (case filed on May 21, 1998). Case is pending.


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TUCKER, NV, Northern Dist. (case filed on May 21, 1998). Case is pending.

ROBISON, OH, Northern Dist. (case filed on June 12, 1998). Case is pending.

TABB, PA, Eastern (case filed on Juen 23, 1998). Case is pending.

WILLIAMS, PA, Eastern Dist. (case filed on May 29, 1996). Case is pending.

LITTLE, SC, USDC, (case filed on June 26, 1998). Case is pending.

MITCHELL, TX, Western (case filed on June 17, 1998). Case is pending.

FERRELL, WV, Southern Dist. (case filed on May 21, 1998). Case is pending.









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